Exhibit 24.1


                        POWER OF ATTORNEY WITH RESPECT TO
                REGISTRATION STATEMENTS AND LISTING APPLICATIONS
                     COVERING COMMON STOCK, DEBT SECURITIES,
                LEASE SECURITIES, GUARANTEES AND OTHER SECURITIES
                          ISSUED BY FORD MOTOR COMPANY
                          ----------------------------



     Each of the undersigned, a director, officer or employee of FORD MOTOR COMPANY (the "Company"), appoints each of P. J. Sherry, Jr., L. J. Ghilardi, K.
S. Lamping, J. F. Zaremba, and D. J. Cropsey, his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to (i) register the above-captioned securities for issuance and sale under, and otherwise to comply with, the United States Securities Act of 1933, as amended, or any other applicable law, and any requirements of the United States Securities and Exchange Commission or any
other applicable governmental or regulatory agency or authority in respect thereof, including, but not limited to, power and authority to sign his or her name (whether on behalf of the Company or otherwise) to one or more Registration Statements, any amendments thereto and any of the exhibits, financial statements, schedules or prospectuses filed therewith, and to file them with such Commission, agency or authority, and (ii) list the above-captioned securities with any stock exchange, including, but not limited to, power and authority to sign his or her name (whether on behalf of the Company or otherwise) to one or more listing applications, any amendments thereto and any of the exhibits, financial statements or schedules filed therewith, and to file them with any such stock exchange, in each case, all as authorized at a meeting of the Board of Directors of the Company held on April 9, 2003, adjourned, and reconvened on April 10, 2003. Each of the undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

         Each of the undersigned has signed his or her name as of the 10th of April, 2003.


/s/William Clay Ford, Jr.                   /s/Nicholas V. Scheele
------------------------------------        ------------------------------------
    (William Clay Ford, Jr.)                     (Nicholas V. Scheele)



/s/John R. H. Bond                          /s/Edsel B. Ford II
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    (John R. H. Bond)                            (Edsel B. Ford II)


/s/William Clay Ford                        /s/Irvine O. Hockaday, Jr.
------------------------------------        ------------------------------------
   (William Clay Ford)                           (Irvine O. Hockaday, Jr.)

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/s/Marie-Josee Kravis                       /s/Richard A. Manoogian
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    (Marie-Josee Kravis)                         (Richard A. Manoogian)


/s/Ellen R. Marram                          /s/Homer A. Neal
------------------------------------        ------------------------------------
    (Ellen R. Marram)                            (Homer A. Neal)


/s/Jorma Ollila                             /s/Carl E. Reichardt
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     (Jorma Ollila)                              (Carl E. Reichardt)


/s/Robert E. Rubin                          /s/John L. Thornton
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    (Robert E. Rubin)                            (John L. Thornton)


/s/Allan D. Gilmour                         /s/Donat R. Leclair
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    (Allan D. Gilmour)                           (Donat R. Leclair)